UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                    Case No. 01-11102
                                                Reporting Period: November, 2001

                               MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  1/18/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: November 2001

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0
ACCOUNTS RECEIVABLE                                                         0
LOANS AND ADVANCES                                                          0            0
SALE  OF  ASSETS                                                            0            0
OTHER  (ATTACH  LIST)                                                       0            0
TRANSFERS  (FROM  DIP ACCTS)                                                0            0
                                                                            0            0
-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS               0       0       0      0                  0            0
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                                                                 0            0
PAYROLL TAXES                                                               0            0
SALES, USE, & OTHER TAXES                                                   0            0
INVENTORY PURCHASES                                                         0            0
SECURED/ RENTAL/ LEASES                                                     0            0
INSURANCE                                                                   0            0
ADMINISTRATIVE                                                              0            0
SELLING                                                                     0            0
OTHER  (ATTACH  LIST)                                                       0            0
                                                                            0            0
OWNER DRAW *                                                                0            0
TRANSFERS (TO DIP ACCTS)        75,572                                      0            0
                                                                            0            0
PROFESSIONAL FEES                                                           0            0
U.S. TRUSTEE  QUARTERLY FEES                                                0            0
COURT COSTS                                                                 0            0
TOTAL DISBURSEMENTS             75,572      0       0      0                0            0

NET CASH FLOW                  -75,572      0       0      0                0            0
 (RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      --------------------------     --------------------------
CASH - END OF MONTH             75,572      0       0      0                0            0
--------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
    (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                         0
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                      0
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from
                 escrow accounts)                                           0
                                                                          ----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES            $0

                                                                     FORM MOR-1

General DataComm Industries, Inc. is generally a holding company. General DataComm Inc. is the primary operating company, which is wholly owned by General DataComm industries, Inc. All cash receipt and disbursement activity is reported on Form MOR-1 for General DataComm Inc.

Note:
     See Note 1 on the cover page of the MOR.

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: November, 2001

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                      Case No. 01-11102
               Debtor                         Reporting Period.: November 2001

                           STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                 Cumulative
REVENUES                                              Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                          $823                823
Less:  Returns and Allowances                                                 0
Net Revenue                                             $823                823
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                    5,291              5,291
Add: Purchases                                           363                363
Add: Cost of Labor                                        65                 65
Add: Other Costs (attach schedule)                       317                317
Less: Ending Inventory                                 5,316              5,316
Cost of Service                                          720                720
Gross Profit                                             103                103
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                                1                  1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                               133                133
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                   22                 22
Rent and Lease Expense                                    12                 12
Salaries/Commissions/Fees                                533                533
Supplies                                                  -3                 -3
Taxes - Payroll                                           29                 29
Taxes - Real Estate
Taxes - Other                                              8                  8
Travel and Entertainment                                  16                 16
Utilities
Other (attach schedule)                                  136                136
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation             887                887
Depreciation/Depletion/Amortization                       12                 12
Net Profit (Loss) Before Other Income & Expenses        -796               -796
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense                                         396                396
Other Expense (attach schedule)                           23                 23
Net Profit (Loss) Before Reorganization Items         -1,215             -1,215
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses
Income Taxes                                              42                 42
-------------------------------------------------------------------------------
Net Profit (Loss)                                    ($1,257)           ($1,257)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: November, 2001


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                        Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense                                     115                 115
  Communications                                        -26                 -26
  Freight                                                 3                   3
  Misc.                                                  44                  44
Other Income

Other Expenses                                           23                  23

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  November, 2001

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF          BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                54                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     2,510                   5,609
Notes Receivable
Inventories                                   5,316                   5,291
Prepaid Expenses                                 85                      24
Professional Retainers
Other Current Assets (attach schedule)          234                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $8,199                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
  (Building held for sale)
Machinery and Equipment                      92,282                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                91,208                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $ 1,074                 $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                  119                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $   119                   $ 124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $ 9,392                 $12,708
-------------------------------------------------------------------------------

                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                                233                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                    95
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities
 (attach schedule)
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                 $328                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt                              251,727                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $251,727                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $252,055                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Postpetition             -1,257
Adjustments to Owner Equity
  (attach schedule)- FCT                        306                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($242,663)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $  9,392                $ 12,708
==============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3
(1) Includes intercompany payables of $213,880 in current month
    and $216,848 as of peition date                                (9/99)

In re: General DataComm, Inc.                      Case No. 01-11102
               Debtor                          Reporting Period: November, 2001


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                384                     384
  Other                                        -150                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                        119                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities


Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                        (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: November, 2001

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-------------------------------------------------------------------------------
                      Beginning  Amount                                 Ending
                        Tax      Withheld    Amount    Date   Check No.    Tax
                      Liability or Accrued    Paid     Paid   or EFT   Liability
-------------------------------------------------------------------------------
Federal
-------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
-------------------------------------------------------------------------------
   Total Federal Taxes
-------------------------------------------------------------------------------
State and Local
-------------------------------------------------------------------------------
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
-------------------------------------------------------------------------------
   Total State and Local
-------------------------------------------------------------------------------
Total Taxes
-------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                         (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
                              Debtor           Reporting Period: November 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  9,024
+ Amounts billed during the period                                      1,106
- Amounts collected during the period                                  -4,785
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            5,345
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         3,210
31 - 60 days old                                                          551
61 - 90 days old                                                          963
91+ days old                                                              621
Total Accounts Receivable                                               5,345
Amount considered uncollectible (Bad Debt)                                598
Accounts Receivable (Net)                                               4,747
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
   an explanation below.                                                     X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If
   yes, provide an explanation below.                                        X

3. Have all postpetition tax returns been timely filed?  If
   no, provide an explanation below.                                        X(A)

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                             X

--------------------------------------------------------------------------------
(A) While some November tax returns were not filed on time as a result of employee turnover and unique one-time reporting responsibilities associated with the Company's Chapter 11 filing, a portion of such sales tax returns will be mailed January 20, 2002. The Company is experiencing a system-related problem which may delay the mailing of the remainder of the returns.

In addition, thre is a pre-petition property tax return which was originally due on November 1, 2001. The Company intends to file this return in the January/February 2002 timeframe.

                                                                   FORM MOR-5
                                                                       (9/99)